UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2024
_______________________________
ALIGNMENT HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 W. Town and Country Road, Suite 1600
Orange, California 92868
(Address of Principal Executive Offices) (Zip Code)
(844) 310-2247
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2024, as described below, upon the recommendation of the Board of Directors of Alignment Healthcare, Inc. (the "Company"), the Company’s stockholders approved an amendment (the "Officer Exculpation Amendment") to the Company's Amended and Restated Certificate of Incorporation to include an officer exculpation provision to limit the liability of certain officers of the Company as permitted by Delaware law. The Officer Exculpation Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Amendment") with the Delaware Secretary of State on June 11, 2024.

A description of the Officer Exculpation Amendment is set forth on page 81 of the Company's definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024, which description is incorporated herein by reference. The description set forth herein is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders (the "Annual Meeting") of the Company was held virtually on June 7, 2024, for the purpose of voting on the proposals described below. There were 181,697,366 shares of common stock represented at the Annual Meeting. The stockholders of the Company voted as follows on the following matters at the Annual Meeting:

Proposal 1: Election of Class III Directors.

The four Class III directors were elected at the Annual Meeting based upon the following votes:

Class III Director Name	For	Withhold	Broker Non-Vote
Yon Jorden	146,352,677	13,301,804	22,042,885
John Kao	154,436,508	5,217,973	22,042,885
Joseph Konowiecki	141,784,781	17,254,752	22,657,833
Margaret McCarthy	144,237,327	14,802,206	22,657,833

Each Class III director will serve a three-year term until the 2027 annual meeting or until his or her successor shall be elected and qualified.

Proposal 2: Approval of an amendment to the Company's certificate of incorporation to reflect new Delaware law provisions regarding exculpation of officers.

The Company’s stockholders approved the Officer Exculpation Amendment. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
155,116,153	4,581,623	1,459	21,998,131

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP.

The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified based upon the following votes:

For	Against	Abstain
181,626,313	66,605	4,448

Proposal 4: Say-on-Pay Vote.

On an advisory basis, the executive compensation of the Company’s named executive officers was approved, based on the following votes:

For	Against	Abstain	Broker Non-Vote
138,403,746	21,289,607	5,882	21,998,131

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation dated June 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alignment Healthcare, Inc.

Date: June 13, 2024	By:	/s/ Christopher J. Joyce
Christopher J. Joyce
Chief Legal and Administrative Officer